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                                                                    EXHIBIT 10.3



                            APPROVAL BY DIRECTORS OF
                               GRANT NATIONAL BANK


        The undersigned, all of the members of the Board of Directors of Grant National Bank (the "Bank"), approve the Agreement and Plan of Consolidation dated as of March 24, 1998, between the Bank and New Grant National Bank (upon its formation by United Security Bancorporation) (the "Plan") and, except as otherwise required by applicable law, including, without limitation, their fiduciary duties to the Bank's shareholders, agree to (a) vote all of the shares of capital stock that they own or over which they exercise voting control in favor of the transactions contemplated by the Plan, (b) recommend to the shareholders of the Bank that they approve the Plan, and (c) refrain from any actions or omissions inconsistent with such transactions or recommendation.


/s/ Jay D. Bair                              /s/ William B. Davis, D.C.
----------------------------                 -----------------------------------
Jay D. Bair                                  William B. Davis, D.C.


/s/ Glenn E. Estes                           /s/ Gary T. House
----------------------------                 -----------------------------------
Glenn E. Estes                               Gary T. House


/s/ Pamp G. Maiers                           /s/ Lawrence C. Mitson
----------------------------                 -----------------------------------
Pamp G. Maiers                               Lawrence C. Mitson


/s/ Michael E. Moore                         /s/ Gerry W. Ramm
----------------------------                 -----------------------------------
Michael F. Moore                             Gerry W. Ramm


/s/ Dianne M. Recknagel                      /s/ Donald H. Swartz II
----------------------------                 -----------------------------------
Dianne M. Recknagel                          Donald H. Swartz II